MEDCERT®
Certification. Medical Only.

EC-Certificate of Conformity

The Notified Body

MEDCERT Zertifizierungs- und Prüfungsgesellschaft für die Medizin GmbH
Pilatuspool 2 – 20355 Hamburg – Germany

herewith confirms that the company

ESQURE Advanced Medical Devices Ltd.
P.O. Box 125, Shilat Industrial Park, Building No. 1
Shilat 7318800
Israel

has introduced, applies and maintains a Quality Assurance System
for the products / product categories:

Electrical stimulation devices for wound healing

The compliance of the Quality Assurance System with the below mentioned requirements of the **Council Directive 93/42/EEC** was verified by an audit:

Annex II excluding section 4

This certificate is valid until: 25 January 2021

Report No.: 7322IA01F
Process No.: QS - 7322
Certificate No.: 7322GB410160718

Hamburg, 18 July 2016

MEDCERT Certification Body
(Markus Bianchi)

MEDCERT Identification No.: 0482

ZLG

Benannt durch/Designated by
Zentralstelle der Länder
für Gesundheitsschutz
bei Arzneimitteln und
Medizinprodukten
www.zlg.de

ZLG-BS-237.10.15